UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21467

LMP Capital and Income Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	December 31,

Date of reporting period:	June 30, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT / JUNE 30, 2009

LMP Capital and Income Fund Inc.

(SCD)

Managed by  CLEARBRIDGE ADVISORS WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is total return with an emphasis on income.

What’s inside

Letter from the chairman	I

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	22

Statements of operations	23

Statements of changes in net assets	24

Statement of cash flows	25

Financial highlights	26

Notes to financial statements	28

Dividend reinvestment plan	43

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy remained weak during the six-month reporting period ended June 30, 2009. Looking back, the U.S. Department of Commerce reported that third and fourth quarter 2008 U.S. gross domestic product (“GDP”)i contracted 2.7% and 5.4%, respectively. Economic contraction has continued in 2009 as GDP fell 6.4% during the first quarter and the advance estimate for the second quarter is a 1.0% decline. The economy’s more modest contraction in the second quarter was due, in part, to smaller declines in exports and business spending.

The U.S. recession, which began in December 2007, now has the dubious distinction of being the lengthiest since the Great Depression. Contributing to the economy’s troubles has been extreme weakness in the labor market. Since December 2007, approximately six and a half million jobs have been shed and we have experienced eighteen consecutive months of job losses. In addition, the unemployment rate continued to move steadily higher, rising from 9.4% in May to 9.5% in June 2009, to reach its highest rate since August 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late in 2008, new single-family home starts have been fairly stable in recent months and, while home prices have continued to fall, the pace of the decline has moderated somewhat. Other recent economic news also seemed to be “less negative.” Inflation remained low, manufacturing contracted at a slower pace and inventory levels were drawn down.

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. After reducing the federal funds rateiii from 5.25% in August 2007 to a range of 0 to 1/4 percent in December 2008—a historic low—the Fed has maintained this stance thus far in 2009. In conjunction with its June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and

LMP Capital and Income Fund Inc.	I

Letter from the chairman continued

continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to maintaining extremely low short-term interest rates, the Fed took several actions to improve liquidity in the credit markets. Back in September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•  Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

Despite an extremely poor start, the U.S. stock market, as measured by the S&P 500 Indexiv (the “Index”), generated a positive return for the six months ended June 30, 2009. Continued fallout from the financial crisis and a rapidly weakening economy caused the market to fall sharply in January and February 2009, with the Index returning -8.43% and -10.65%, respectively. Stock prices continued to plunge in early March, reaching a twelve-year low on March 9th. Stocks then rallied sharply, rising approximately 36% from their March low through the end of June 2009. This rebound was due to a variety of factors, including optimism that the economy was bottoming and that corporate profits would improve as the year progressed. All told, the Index gained 3.16% over the six-month reporting period.

II	LMP Capital and Income Fund Inc.

Both short- and long-term Treasury yields fluctuated during the reporting period. This was often prompted by changing perceptions regarding the economy, future Fed policy decisions and the government’s initiatives to stabilize the financial system. When the period began, Treasury yields were extremely low, given numerous “flights to quality” in 2008 that were triggered by the financial crisis. After starting the period at 0.76% and 2.25%, respectively, two- and ten-year Treasury yields drifted even lower (and their prices higher) in mid-January 2009. Yields then generally moved higher (and their prices lower) until early June. Two- and ten-year yields peaked at 1.42% and 3.98%, respectively, before falling and ending the reporting period at 1.11% and 3.53%. Over the six months ended June 30, 2009, longer-term yields moved higher than their shorter-term counterparts due to fears of future inflation given the government’s massive stimulus program. In a reversal from 2008, investor risk aversion faded as the six-month reporting period progressed, driving spread sector (non-Treasury) prices higher. For the six-month period ended June 30, 2009, the Barclays Capital U.S. Aggregate Indexv returned 1.90%.

Performance review

For the six months ended June 30, 2009, LMP Capital and Income Fund Inc. returned 10.68% based on its net asset value (“NAV”)vi and 15.01% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. Aggregate Index and the S&P 500 Index, returned 1.90% and 3.16%, respectively, over the same time frame. The Fund’s Lipper Income and Preferred Stock Closed-End Funds Category Averagevii returned 17.19% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.26 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of June 30, 2009. Past performance is no guarantee of future results.

PERFORMANCE SNAPSHOT as of June 30, 2009 (unaudited)

PRICE PER SHARE	6-MONTH TOTAL RETURN* (not annualized)
$10.86 (NAV)	10.68%
$8.60 (Market Price)	15.01%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

LMP Capital and Income Fund Inc.	III

Letter from the chairman continued

Special shareholder notice

On August 5, 2009, the Fund announced that effective immediately, Harry D. “Hersh” Cohen, Peter Vanderlee, CFA, and Michael Clarfeld, CFA, of ClearBridge Advisors, LLC (“ClearBridge Advisors”) have been named lead portfolio managers of the Fund. As the lead portfolio managers, they are responsible for the day-to-day management of the Fund’s equity assets and for the allocation of the Fund’s assets between equity and fixed-income investments. The portfolio management team from Western Asset Management Company will continue to be responsible for the Fund’s fixed-income investments.

As of June 30, 2009, ClearBridge Advisors had approximately $47.1 billion in assets under management. Hersh Cohen, Peter Vanderlee and Michael Clarfeld collectively bring with them over sixty years of investment industry experience.

Hersh Cohen is Chief Investment Officer, Managing Director and Senior Portfolio Manager with ClearBridge Advisors, a unit of Legg Mason, Inc. (“Legg Mason”). Mr. Cohen has over forty years of investment industry experience and was a nominee for Morningstar’s Domestic-Equity Manager of the Year in 2008 for Legg Mason Partners Appreciation Fund. Mr. Cohen received his BA from Western Reserve University and earned a PhD in Psychology from Tufts University.

Peter Vanderlee is a Managing Director and Portfolio Manager with ClearBridge Advisors. He has ten years of investment management experience and twelve years of related investment experience. He received his MS from the University of Technology, Eindhoven, Holland, and earned his MBA from New York University. He is a member of the CFA Institute.

Michael Clarfeld is a Director and Portfolio Manager with ClearBridge Advisors. He has ten years of investment management experience. He received his BA from Duke University and is a member of the CFA Institute and the New York Society of Security Analysts.

Legg Mason Partners Fund Advisor, LLC, a wholly-owned subsidiary of Legg Mason, serves as the Fund’s investment manager. The Fund is subadvised by ClearBridge Advisors, Western Asset Management Company and Western Asset Management Company Limited affiliates of the investment manager.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news.

IV	LMP Capital and Income Fund Inc.

In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

Looking for additional information?

The Fund is traded under the symbol “SCD” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XSCDX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

LMP Capital and Income Fund Inc.	V

Letter from the chairman continued

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 5, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Stock and bond prices are subject to fluctuation. As interests rates rise, bond prices fall, reducing the value of the fixed-income securities held by the Fund. Investing in foreign securities is subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging or developing markets. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may magnify gains and increase losses in the Fund’s portfolio.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i    Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii   The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii  The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv  The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

v   The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi  Net asset value (“NAV”) is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended June 30, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 30 funds in the Fund’s Lipper category.

VI	LMP Capital and Income Fund Inc.

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	1

Schedule of investments (unaudited)

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
COMMON STOCKS — 60.2%
CONSUMER DISCRETIONARY — 3.8%
	Hotels, Restaurants & Leisure — 0.0%
487	Buffets Restaurant Holdings(a)*	$438
	Media — 3.8%
143,210	Thomson Reuters PLC(a)	4,084,632
230,923	Time Warner Inc.	5,816,951
119,000	Walt Disney Co.	2,776,270
365,100	Warner Music Group Corp.*	2,135,835
	Total Media	14,813,688
	TOTAL CONSUMER DISCRETIONARY	14,814,126
CONSUMER STAPLES — 7.4%
	Beverages — 1.5%
107,280	PepsiCo Inc.	5,896,109
	Food Products — 1.6%
243,040	Kraft Foods Inc., Class A Shares	6,158,634
	Household Products — 4.3%
59,030	Colgate-Palmolive Co.	4,175,782
115,510	Kimberly-Clark Corp.	6,056,189
128,480	Procter & Gamble Co.	6,565,328
	Total Household Products	16,797,299
	TOTAL CONSUMER STAPLES	28,852,042
ENERGY — 9.3%
	Energy Equipment & Services — 1.9%
113,720	Halliburton Co.	2,354,004
150,230	National-Oilwell Varco Inc.*	4,906,512
	Total Energy Equipment & Services	7,260,516
	Oil, Gas & Consumable Fuels — 7.4%
67,645	Devon Energy Corp.	3,686,653
789,170	El Paso Corp.	7,284,039
269,970	Spectra Energy Corp.	4,567,892
194,060	Suncor Energy Inc.	5,887,780
134,370	Total SA, ADR	7,286,885
	Total Oil, Gas & Consumable Fuels	28,713,249
	TOTAL ENERGY	35,973,765
FINANCIALS — 10.5%
	Capital Markets — 4.1%
325,707	Charles Schwab Corp.	5,712,901
469,040	Invesco Ltd.	8,358,293
208,077	Och-Ziff Capital Management Group	1,853,966
	Total Capital Markets	15,925,160

See Notes to Financial Statements.

2	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
	Commercial Banks — 0.1%
23,500	Wells Fargo & Co.	$570,110
	Insurance — 5.6%
108,250	Arch Capital Group Ltd.*	6,341,285
149,360	Chubb Corp.	5,956,477
232,560	Travelers Cos. Inc.	9,544,262
	Total Insurance	21,842,024
	Real Estate Investment Trusts (REITs) — 0.7%
175,330	Redwood Trust Inc.	2,587,871
	TOTAL FINANCIALS	40,925,165
HEALTH CARE — 6.2%
	Biotechnology — 1.2%
54,030	Celgene Corp.*	2,584,795
47,670	Gilead Sciences Inc.*	2,232,863
	Total Biotechnology	4,817,658
	Health Care Equipment & Supplies — 1.2%
24,030	Alcon Inc.	2,790,364
58,320	Medtronic Inc.	2,034,785
	Total Health Care Equipment & Supplies	4,825,149
	Health Care Technology — 1.0%
281,220	HLTH Corp.*	3,683,982
	Pharmaceuticals — 2.8%
102,650	Johnson & Johnson	5,830,520
123,670	Novartis AG, ADR	5,044,499
	Total Pharmaceuticals	10,875,019
	TOTAL HEALTH CARE	24,201,808
INDUSTRIALS — 7.7%
	Aerospace & Defense — 2.5%
112,300	L-3 Communications Holdings Inc.	7,791,374
50,950	TransDigm Group Inc.*	1,844,390
	Total Aerospace & Defense	9,635,764
	Commercial Services & Supplies — 2.3%
532,754	Covanta Holding Corp.*	9,035,508
	Industrial Conglomerates — 2.9%
192,560	McDermott International Inc.*	3,910,894
144,420	United Technologies Corp.	7,504,063
	Total Industrial Conglomerates	11,414,957
	TOTAL INDUSTRIALS	30,086,229

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	3

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
INFORMATION TECHNOLOGY — 9.3%
	Communications Equipment — 1.8%
243,150	Nokia Oyj, ADR	$3,545,127
76,810	QUALCOMM Inc.	3,471,812
	Total Communications Equipment	7,016,939
	Computers & Peripherals — 2.5%
425,800	EMC Corp.*	5,577,980
175,230	Teradata Corp.*	4,105,639
	Total Computers & Peripherals	9,683,619
	Software — 5.0%
208,530	Activision Blizzard Inc.*	2,633,734
112,660	Electronic Arts Inc.*	2,446,975
275,800	Microsoft Corp.	6,555,766
366,350	Oracle Corp.	7,847,217
	Total Software	19,483,692
	TOTAL INFORMATION TECHNOLOGY	36,184,250
MATERIALS — 4.2%
	Chemicals — 1.3%
28,680	Air Products & Chemicals Inc.	1,852,441
45,680	Monsanto Co.	3,395,851
	Total Chemicals	5,248,292
	Metals & Mining — 2.9%
65,530	Agnico-Eagle Mines Ltd.	3,439,015
96,150	Barrick Gold Corp.	3,225,833
88,580	Commercial Metals Co.	1,419,937
74,430	Newmont Mining Corp.	3,041,954
	Total Metals & Mining	11,126,739
	TOTAL MATERIALS	16,375,031
TELECOMMUNICATION SERVICES — 1.8%
	Wireless Telecommunication Services — 1.8%
225,020	American Tower Corp., Class A Shares*	7,094,880
	TOTAL COMMON STOCKS (Cost — $287,203,850)	234,507,296
CONVERTIBLE PREFERRED STOCKS — 1.7%
ENERGY — 0.6%
	Oil, Gas & Consumable Fuels — 0.6%
3,200	El Paso Corp., 4.990%	2,480,800
MATERIALS — 1.1%
	Metals & Mining — 1.1%
3,620	Freeport-McMoRan Copper & Gold Inc., 5.500%	4,073,405
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $4,725,116)	6,554,205

See Notes to Financial Statements.

4	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

SHARES	SECURITY	VALUE
PREFERRED STOCKS — 0.1%
FINANCIALS — 0.1%
	Consumer Finance — 0.1%
809	Preferred Blocker Inc., 7.000%(b)	$347,971
	Thrifts & Mortgage Finance — 0.0%
25,950	Federal Home Loan Mortgage Corp. (FHLMC), 8.375%(c)*	31,659
300	Federal National Mortgage Association (FNMA), 7.000%(c)*	465
17,650	Federal National Mortgage Association (FNMA), 8.250%(c)*	23,651
	Total Thrifts & Mortgage Finance	55,775
	TOTAL PREFERRED STOCKS (Cost — $1,296,392)	403,746
FACE AMOUNT†
ASSET-BACKED SECURITIES — 1.1%
FINANCIALS — 1.1%
	Home Equity — 1.0%
419,625	Asset-Backed Funding Certificates, 2.489% due 1/25/34(d)	142,253
126,653	Countrywide Asset-Backed Certificates, 1.564% due 6/25/34(d)	9,275
688,703	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	333,062
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34(a)(b)(e)	37
154,012	Fremont Home Loan Trust, 1.964% due 2/25/34(d)	49,038
	GSAA Home Equity Trust:
1,770,000	0.614% due 3/25/37(d)	583,615
1,790,000	0.584% due 7/25/37(a)(d)	466,494
1,720,000	0.614% due 5/25/47(d)	600,376
332,475	GSAMP Trust, 1.464% due 11/25/34(a)(d)	23,312
308,535	Lehman XS Trust, 0.384% due 6/25/46(d)	215,974
485,367	MASTR Specialized Loan Trust, 0.739% due 5/25/37(b)(d)	145,610
1,223,220	Option One Mortgage Loan Trust, 1.364% due 5/25/34(d)	726,333
619,225	RAAC, 0.694% due 10/25/46(b)(d)	251,317
417,342	Renaissance Home Equity Loan Trust, 2.214% due 3/25/34(d)	121,236
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33(b)(e)	15
71,380	5.500% due 3/27/34(b)(e)	7
415,826	Structured Asset Securities Corp., 0.564% due 11/25/37(a)(d)	312,550
	Total Home Equity	3,980,504
	Student Loan — 0.1%
350,000	Nelnet Student Loan Trust, 2.572% due 4/25/24(d)	345,573
	TOTAL ASSET-BACKED SECURITIES (Cost — $8,530,046)	4,326,077

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	5

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS — 2.0%
260,000	American Home Mortgage Investment Trust, 1.114% due 11/25/45(d)	$2,223
1,239,646	BCAP LLC Trust, 0.504% due 10/25/36(d)	484,519
131,305	Bear Stearns ARM Trust, 5.765% due 2/25/36(a)(d)	67,993
	Countrywide Alternative Loan Trust:
26,449	6.000% due 2/25/34	24,767
1,412,856	0.525% due 7/20/46(d)	546,080
	Federal Home Loan Mortgage Corp. (FHLMC):
14,073	6.000% due 3/15/34(c)(d)	13,844
403,248	PAC, 6.000% due 4/15/34(c)(d)	401,242
745,500	Harborview Mortgage Loan Trust, 1.383% due 11/19/35(d)	12,297
	JPMorgan Mortgage Trust:
2,110,000	5.887% due 6/25/37(a)(d)	935,920
1,060,000	6.000% due 8/25/37	392,002
803,468	MASTR ARM Trust, 4.356% due 9/25/33(d)	659,599
1,470,184	MASTR Reperforming Loan Trust, 4.739% due 5/25/36(a)(b)(d)	1,130,593
280,902	Merit Securities Corp., 1.808% due 9/28/32(b)(d)	205,514
	MLCC Mortgage Investors Inc.:
278,029	1.234% due 4/25/29(d)	107,373
440,779	1.194% due 5/25/29(d)	164,533
980,761	RBS Greenwich Capital, Mortgage Pass-Through Certificates, 7.000% due 4/25/35	673,459
	Structured ARM Loan Trust:
1,625,826	5.347% due 5/25/35(d)	897,155
577,318	5.872% due 5/25/36(d)	298,071
	Thornburg Mortgage Securities Trust:
200,634	6.190% due 7/25/37(d)	129,164
208,064	6.208% due 7/25/37(d)	150,717
712,934	Washington Mutual Inc. Pass-Through Certificates, 2.330% due 6/25/46(d)	222,982
747,154	Wells Fargo Alternative Loan Trust, 0.744% due 6/25/37(d)	315,815
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost — $12,509,828)	7,835,862
COLLATERALIZED SENIOR LOANS — 2.7%
CONSUMER DISCRETIONARY — 0.9%
	Diversified Consumer Services — 0.1%
246,250	Thomson Learning Hold, Term Loan B, 2.930% due 7/5/14(d)	207,808
	Hotels, Restaurants & Leisure — 0.1%
	Aramark Corp.:
14,607	Letter of Credit Facility Deposits, 1.875% due 1/31/14(d)	13,469
229,916	Term Loan, 6.705% due 1/31/14(d)	212,018
	Total Hotels, Restaurants & Leisure	225,487

See Notes to Financial Statements.

6	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Media — 0.6%
246,872	Charter Communications, Term Loan B, 4.434% due 3/15/14(d)	$223,882
234,665	CMP Susquehanna Corp., Term Loan, 2.446% due 6/7/13(d)	121,439
479,879	Idearc Inc., Term Loan B, 4.250% due 11/1/14(d)	207,205
231,970	LodgeNet Entertainment Corp., Term Loan B, 4.250% due 4/4/14(d)	196,401
1,000,000	Newsday LLC, Term Loan, 9.750% due 7/15/13(d)	1,005,000
	UPC Broadband Holding BV:
87,928	Term Loan, 3.815% due 10/17/13(d)	84,246
162,072	Term Loan N, 2.065% due 3/30/14(d)	150,524
628,620	Virgin Media Inc., Term Loan, 3.100% due 1/15/14(d)	590,117
	Total Media	2,578,814
	Multiline Retail — 0.0%
250,000	Neiman Marcus Group Inc., Term Loan B, 2.509% due 3/13/13(d)	189,410
	Specialty Retail — 0.1%
246,222	Michaels Stores Inc., Term Loan B, 2.680% due 10/31/13(d)	196,157
	TOTAL CONSUMER DISCRETIONARY	3,397,676
HEALTH CARE — 0.1%
	Health Care Providers & Services — 0.1%
	Community Health Systems Inc.:
11,572	Delayed Draw Term Loan, 2.569% due 7/2/14(d)	10,445
222,481	Term Loan B, 2.898% due 7/2/14(d)	200,815
210,800	HCA Inc., Term Loan B, 3.709% due 11/1/13(d)	190,774
	TOTAL HEALTH CARE	402,034
INDUSTRIALS — 0.2%
	Aerospace & Defense — 0.1%
	Dubai Aerospace Enterprise, Term Loan:
282,437	6.550% due 7/31/14(d)	220,301
287,234	6.750% due 7/31/14(d)	224,043
	Total Aerospace & Defense	444,344
	Airlines — 0.0%
176,438	United Airlines Inc., Term Loan B, 2.331% due 1/12/14(d)	104,466
	Commercial Services & Supplies — 0.1%
245,614	US Investigations Services Inc., Term Loan B, 3.977% due 2/21/15(d)	216,754
	TOTAL INDUSTRIALS	765,564
INFORMATION TECHNOLOGY — 0.1%
	IT Services — 0.1%
561,450	First Data Corp., Term Loan, 3.059% due 10/15/14(d)	422,491
MATERIALS — 0.6%
	Chemicals — 0.2%
	Lyondell Chemical Co., Term Loan:
268,015	5.740% due 12/15/09(d)	223,961
268,147	13.000% due 12/15/09(d)	277,097

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	7

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Chemicals — 0.2% continued
726,476	6.561% due 12/20/14(d)	$324,008
	Total Chemicals	825,066
	Containers & Packaging — 0.1%
492,613	Graphic Packaging International, Term Loan C, 3.579% due 5/16/14(d)	467,521
	Paper & Forest Products — 0.3%
923,295	Georgia-Pacific Corp., Term Loan, 2.692% due 12/23/13(d)	873,353
619	NewPage Corp., Term Loan, Tranche B, 4.807% due 11/5/14(d)	537
	Total Paper & Forest Products	873,890
	TOTAL MATERIALS	2,166,477
TELECOMMUNICATION SERVICES — 0.6%
	Diversified Telecommunication Services — 0.4%
168,750	Insight Midwest, Term Loan B, 2.320% due 4/10/14(d)	157,500
991,094	Intelsat Corp., Term Loan, 2.819% due 6/30/13(d)	906,851
500,000	Level 3 Communications Inc., Term Loan, 3.155% due 3/1/14(d)	416,875
	Total Diversified Telecommunication Services	1,481,226
	Wireless Telecommunication Services — 0.2%
989,822	MetroPCS Wireless Inc., Term Loan, 3.066% due 2/20/14(d)	944,166
	TOTAL TELECOMMUNICATION SERVICES	2,425,392
UTILITIES — 0.2%
	Electric Utilities — 0.1%
492,500	TXU Corp., Term Loan B, 6.110% due 10/10/14(d)	353,154
	Independent Power Producers & Energy Traders — 0.1%
500,000	Calpine Corp., Term Loan B, 4.335% due 3/29/14(d)	443,889
	TOTAL UTILITIES	797,043
	TOTAL COLLATERALIZED SENIOR LOANS (Cost — $11,398,901)	10,376,677
CONVERTIBLE BONDS & NOTES — 0.3%
INFORMATION TECHNOLOGY — 0.3%
	Internet Software & Services — 0.3%
1,981,000	VeriSign Inc., 3.250% due 8/15/37 (Cost — $1,316,436)	1,319,841
CORPORATE BONDS & NOTES — 23.4%
CONSUMER DISCRETIONARY — 3.1%
	Auto Components — 0.1%
280,000	Allison Transmission Inc., Senior Notes, 11.250% due 11/1/15(b)(f)	197,400
155,000	Keystone Automotive Operations Inc., Senior Subordinated Notes, 9.750% due 11/1/13	51,925
	Visteon Corp., Senior Notes:
1,507,000	8.250% due 8/1/10(g)	52,745
827,000	12.250% due 12/31/16(b)(g)	33,080
	Total Auto Components	335,150

See Notes to Financial Statements.

8	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Automobiles — 0.1%
	General Motors Corp., Senior Debentures:
600,000	8.250% due 7/15/23(g)	$76,500
1,270,000	8.375% due 7/15/33(g)	168,275
	Total Automobiles	244,775
	Diversified Consumer Services — 0.1%
360,000	Education Management LLC/Education Management Finance Corp., Senior Subordinated Notes, 10.250% due 6/1/16	353,700
	Hotels, Restaurants & Leisure — 1.1%
1,000,000	Boyd Gaming Corp., Senior Subordinated Notes, 6.750% due 4/15/14	815,000
810,000	Caesars Entertainment Inc., Senior Subordinated Notes, 8.125% due 5/15/11	676,350
295,000	Choctaw Resort Development Enterprise, Senior Notes, 7.250% due 11/15/19(b)	169,625
550,000	Denny’s Holdings Inc., Senior Notes, 10.000% due 10/1/12	536,250
	El Pollo Loco Inc.:
170,000	Senior Notes, 11.750% due 11/15/13	136,850
5,000	Senior Secured Notes, 11.750% due 12/1/12(b)	5,150
660,000	Inn of the Mountain Gods Resort & Casino, Senior Notes, 12.000% due 11/15/10(g)	267,300
330,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	348,810
	MGM MIRAGE Inc.:
380,000	Notes, 6.750% due 9/1/12	271,700
	Senior Secured Notes:
45,000	10.375% due 5/15/14(b)	46,912
105,000	11.125% due 11/15/17(b)	111,825
203,000	Senior Subordinated Notes, 9.375% due 2/15/10	193,865
750,000	River Rock Entertainment Authority, Senior Secured Notes, 9.750% due 11/1/11	566,250
250,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	153,750
	Station Casinos Inc.:
	Senior Notes:
60,000	6.000% due 4/1/12(e)(g)	21,000
530,000	7.750% due 8/15/16(e)(g)	185,500
100,000	Senior Subordinated Notes, 6.875% due 3/1/16(e)(g)	3,000
	Total Hotels, Restaurants & Leisure	4,509,137
	Household Durables — 0.3%
485,000	Norcraft Cos. LP/Norcraft Finance Corp., Senior Subordinated Notes, 9.000% due 11/1/11	482,575
700,000	Norcraft Holdings LP/Norcraft Capital Corp., Senior Discount Notes, 9.750% due 9/1/12	658,000
	Total Household Durables	1,140,575

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	9

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Leisure Equipment & Products — 0.0%
60,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16(b)	$60,000
	Media — 1.2%
340,000	Affinion Group Inc., Senior Subordinated Notes, 11.500% due 10/15/15	292,400
3,419,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15(e)(g)	427,375
325,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13(e)(g)	342,875
360,000	Cengage Learning Acquisitions Inc., Senior Notes, 10.500% due 1/15/15(b)	293,400
85,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11(e)(g)	680
230,000	Charter Communications Inc., Senior Secured Notes, 10.875% due 9/15/14(b)(e)	239,200
1,320,000	Comcast Corp., Notes 5.700% due 5/15/18	1,329,381
85,000	Dex Media West LLC/Dex Media Finance Co., Senior Notes, 8.500% due 8/15/10(g)	61,625
1,265,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16(g)	39,531
20,000	News America Inc., Senior Notes, 6.650% due 11/15/37	18,044
	R.H. Donnelley Corp.:
655,000	Senior Discount Notes, 6.875% due 1/15/13(g)	36,844
450,000	Senior Notes, 8.875% due 1/15/16(g)	25,312
	Time Warner Cable Inc.:
10,000	Notes 5.850% due 5/1/17	10,002
410,000	Senior Notes, 6.200% due 7/1/13	432,375
400,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	428,173
240,000	Univision Communications Inc., Senior Secured Notes, 12.000% due 7/1/14(b)	237,000
500,000	Virgin Media Finance PLC, Senior Notes, 9.125% due 8/15/16	483,750
	Total Media	4,697,967
	Multiline Retail — 0.1%
130,000	Dollar General Corp., Senior Subordinated Notes, 11.875% due 7/15/17(f)	141,050
756,309	Neiman Marcus Group Inc., Senior Notes, 9.000% due 10/15/15(f)	450,004
	Total Multiline Retail	591,054
	Specialty Retail — 0.1%
315,000	Blockbuster Inc., Senior Subordinated Notes, 9.000% due 9/1/12	152,775
155,000	Michaels Stores Inc., Senior Notes, 10.000% due 11/1/14	130,975
	Total Specialty Retail	283,750
	Textiles, Apparel & Luxury Goods — 0.0%
135,000	Oxford Industries Inc., Senior Secured Notes, 11.375% due 7/15/15(b)	134,325
	TOTAL CONSUMER DISCRETIONARY	12,350,433

See Notes to Financial Statements.

10	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
CONSUMER STAPLES — 0.6%
	Food & Staples Retailing — 0.2%
417,801	CVS Caremark Corp., Pass-Through Certificates, 6.943% due 1/10/30(b)	$379,026
	Kroger Co., Senior Notes:
200,000	5.500% due 2/1/13	206,784
400,000	6.150% due 1/15/20	409,481
	Total Food & Staples Retailing	995,291
	Food Products — 0.1%
	Dole Food Co. Inc., Senior Notes:
125,000	7.250% due 6/15/10	123,750
261,000	8.875% due 3/15/11	255,780
	Total Food Products	379,530
	Tobacco — 0.3%
	Alliance One International Inc., Senior Notes:
150,000	8.500% due 5/15/12	148,875
230,000	11.000% due 5/15/12	241,500
180,000	10.000% due 7/15/16(b)	171,450
580,000	Reynolds American Inc., 6.750% due 6/15/17	542,358
	Total Tobacco	1,104,183
	TOTAL CONSUMER STAPLES	2,479,004
ENERGY — 3.5%
	Energy Equipment & Services — 0.2%
250,000	Key Energy Services Inc., Senior Notes, 8.375% due 12/1/14	221,875
10,000	Southern Natural Gas Co., Senior Notes, 8.000% due 3/1/32	10,631
460,000	Transocean Inc., Senior Notes, 5.250% due 3/15/13	477,397
	Total Energy Equipment & Services	709,903
	Oil, Gas & Consumable Fuels — 3.3%
750,000	Amerada Hess Corp., Senior Notes, 6.650% due 8/15/11	798,643
	Anadarko Petroleum Corp., Senior Notes:
60,000	5.950% due 9/15/16	59,283
1,040,000	6.450% due 9/15/36	937,687
540,000	Apache Corp., Senior Notes, 5.625% due 1/15/17	567,393
440,000	Belden & Blake Corp., Secured Notes, 8.750% due 7/15/12	358,600
130,000	Berry Petroleum Co., Senior Notes, 10.250% due 6/1/14	131,950
	Chesapeake Energy Corp., Senior Notes:
275,000	6.375% due 6/15/15	246,125
400,000	6.500% due 8/15/17	338,000
85,000	Compagnie Generale de Geophysique SA, Senior Notes, 7.500% due 5/15/15	78,413
330,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	356,561
750,000	Devon Financing Corp. ULC, Notes, 6.875% due 9/30/11	814,993

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	11

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Oil, Gas & Consumable Fuels — 3.3% continued
	El Paso Corp.:
500,000	Medium-Term Notes, 7.750% due 1/15/32	$409,510
280,000	Senior Notes, 8.250% due 2/15/16	273,700
870,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	890,896
320,000	Enterprise Products Operating LLP, Junior Subordinated Notes, 8.375% due 8/1/66(d)	257,919
970,000	EXCO Resources Inc., Senior Notes, 7.250% due 1/15/11	945,750
260,000	International Coal Group Inc., Senior Notes, 10.250% due 7/15/14	184,600
	Kerr-McGee Corp., Notes:
300,000	6.875% due 9/15/11	316,561
140,000	6.950% due 7/1/24	130,194
	Kinder Morgan Energy Partners LP:
580,000	Medium-Term Notes, 6.950% due 1/15/38	563,545
	Senior Notes:
540,000	6.000% due 2/1/17	536,520
100,000	5.950% due 2/15/18	98,051
455,000	OPTI Canada Inc., Senior Secured Notes, 8.250% due 12/15/14	302,575
240,000	Overseas Shipholding Group Inc., Senior Notes, 7.500% due 2/15/24	175,500
410,000	Parker Drilling Co., Senior Notes, 9.625% due 10/1/13	381,300
160,000	Petroplus Finance Ltd., Senior Notes, 7.000% due 5/1/17(b)	133,600
365,000	SandRidge Energy Inc., Senior Notes, 9.875% due 5/15/16(b)	354,050
780,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15(b)(e)(g)	35,100
260,000	Stone Energy Corp., Senior Subordinated Notes, 8.250% due 12/15/11	214,500
330,000	Teekay Corp., Senior Notes, 8.875% due 7/15/11	329,175
355,000	Whiting Petroleum Corp., Senior Subordinated Notes, 7.250% due 5/1/12	341,688
	Williams Cos. Inc.:
100,000	Notes, 8.750% due 3/15/32	100,747
470,000	Senior Notes, 7.750% due 6/15/31	424,048
	XTO Energy Inc., Senior Notes:
170,000	7.500% due 4/15/12	188,436
350,000	5.650% due 4/1/16	354,829
300,000	5.500% due 6/15/18	301,145
	Total Oil, Gas & Consumable Fuels	12,931,587
	TOTAL ENERGY	13,641,490
FINANCIALS — 5.6%
	Capital Markets — 0.6%
300,000	Bear Stearns Co. Inc., Senior Notes, 6.400% due 10/2/17	301,009
30,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12(d)(h)	18,294
600,000	Goldman Sachs Group Inc., Senior Notes, 6.150% due 4/1/18	585,118

See Notes to Financial Statements.

12	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Capital Markets — 0.6% continued
1,200,000	Kaupthing Bank HF, Subordinated Notes, 7.125% due 5/19/16(b)(e)(g)	$3,000
50,000	Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes, 5.857% due 5/31/12(d)(g)(h)	5
	Lehman Brothers Holdings Inc., Medium-Term Notes:
1,110,000	6.750% due 12/28/17(g)	111
130,000	Senior Notes, 6.200% due 9/26/14(g)	19,825
	Merrill Lynch & Co. Inc.:
520,000	Notes, 6.875% due 4/25/18	482,060
100,000	Senior Notes, 5.450% due 2/5/13	97,407
940,000	Morgan Stanley, Medium-Term Notes, 5.625% due 1/9/12	962,561
	Total Capital Markets	2,469,390
	Commercial Banks — 1.2%
20,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12(d)(h)	10,005
13,635	Fifth Third Bank, Notes, 2.870% due 8/10/09	13,517
290,000	Glitnir Banki HF, Notes, 6.375% due 9/25/12(b)(e)(g)	48,575
100,000	HBOS Capital Funding LP, Tier 1 Notes, Perpetual Bonds, 6.071% due 6/30/14(b)(d)(h)	36,480
1,300,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15(b)(d)(h)	950,036
1,400,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16(b)(d)(h)	560,573
700,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36(d)	455,861
1,520,000	Wachovia Corp., Medium Term Notes, 5.500% due 5/1/13	1,571,511
690,000	Wells Fargo & Co., Senior Notes, 5.625% due 12/11/17	680,314
380,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	281,998
	Total Commercial Banks	4,608,870
	Consumer Finance — 1.8%
300,000	Aiful Corp., Notes, 6.000% due 12/12/11(b)	147,068
610,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66(d)	439,769
300,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	286,105
	Ford Motor Credit Co.:
	Notes:
750,000	5.700% due 1/15/10	723,952
1,050,000	7.000% due 10/1/13	844,961
	Senior Notes:
135,000	9.750% due 9/15/10	129,351
1,600,000	9.875% due 8/10/11	1,480,755
310,000	12.000% due 5/15/15	290,192

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	13

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Consumer Finance — 1.8% continued
	GMAC LLC:
	Senior Notes:
1,203,000	6.625% due 5/15/12(b)	$1,016,535
61,000	7.500% due 12/31/13(b)	47,885
184,000	6.750% due 12/1/14(b)	146,280
53,000	Subordinated Notes, 8.000% due 12/31/18(b)	34,185
500,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	497,871
1,340,000	SLM Corp., Senior Notes, 8.450% due 6/15/18	1,148,042
	Total Consumer Finance	7,232,951
	Diversified Financial Services — 1.3%
150,000	AAC Group Holding Corp., Senior Discount Notes, 10.250% due 10/1/12(b)	109,500
100,000	Aiful Corp., Notes, 5.000% due 8/10/10(b)	61,013
	Bank of America Corp.:
970,000	Senior Notes, 5.650% due 5/1/18	858,556
100,000	Subordinated Notes, 5.420% due 3/15/17	83,169
125,000	Capital One Bank, Notes, 5.750% due 9/15/10	127,451
	Citigroup Inc.:
210,000	2.125% due 4/30/12	211,065
550,000	Notes, 6.875% due 3/5/38	487,145
125,000	Countrywide Home Loans Inc., Medium-Term Notes, 4.125% due 9/15/09	125,414
	General Electric Capital Corp.:
850,000	Senior Notes, 5.625% due 5/1/18	805,283
20,000	Subordinated Debentures, 6.375% due 11/15/67(d)	13,364
1,320,000	JPMorgan Chase & Co., Subordinated Notes, 6.125% due 6/27/17	1,306,242
	Leucadia National Corp., Senior Notes:
370,000	8.125% due 9/15/15	336,700
70,000	7.125% due 3/15/17	57,225
620,000	Vanguard Health Holdings Co., I LLC, Senior Discount Notes, step bond to yield 10.257% due 10/1/15	607,600
	Total Diversified Financial Services	5,189,727
	Insurance — 0.5%
1,170,000	American International Group Inc., Medium-Term Notes, 5.850% due 1/16/18	619,855
650,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	465,969
600,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13(b)	598,504
140,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (d)	112,997
	Total Insurance	1,797,325

See Notes to Financial Statements.

14	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Real Estate Investment Trusts (REITs) — 0.1%
220,000	Forest City Enterprises Inc., Senior Notes, 6.500% due 2/1/17	$122,100
85,000	Ventas Realty LP/Ventas Capital Corp., Senior Notes, 6.500% due 6/1/16	76,500
	Total Real Estate Investment Trusts (REITs)	198,600
	Real Estate Management & Development — 0.1%
140,400	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15(a)(b)(e)	52,650
570,000	Realogy Corp., Senior Subordinated Notes, 12.375% due 4/15/15	162,450
	Total Real Estate Management & Development	215,100
	TOTAL FINANCIALS	21,711,963
HEALTH CARE — 2.0%
	Health Care Equipment & Supplies — 0.1%
390,000	Biomet Inc., Senior Notes, 10.375% due 10/15/17(f)	379,275
	Health Care Providers & Services — 1.7%
550,000	Cardinal Health Inc., Senior Notes, 5.800% due 10/15/16	533,147
730,000	DaVita Inc., Senior Subordinated Notes, 7.250% due 3/15/15	689,850
	HCA Inc., Senior Secured Notes:
800,000	9.125% due 11/15/14	794,000
977,000	9.625% due 11/15/16(f)	969,672
	Tenet Healthcare Corp., Senior Notes:
400,000	7.375% due 2/1/13	362,000
525,000	9.000% due 5/1/15(b)	531,563
525,000	10.000% due 5/1/18(b)	553,875
600,000	UnitedHealth Group Inc., Senior Notes, 5.250% due 3/15/11	619,472
1,001,000	US Oncology Holdings Inc., Senior Notes, 7.654% due 3/15/12(d)(f)	848,348
	WellPoint Inc.:
720,000	Senior Notes, 5.000% due 1/15/11	738,481
30,000	Notes, 5.875% due 6/15/17	29,407
	Total Health Care Providers & Services	6,669,815
	Pharmaceuticals — 0.2%
320,000	Abbott Laboratories, Senior Notes, 5.600% due 11/30/17	343,340
445,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12(e)(g)	2,225
370,000	Wyeth, Notes, 5.950% due 4/1/37	384,093
	Total Pharmaceuticals	729,658
	TOTAL HEALTH CARE	7,778,748
INDUSTRIALS — 1.7%
	Aerospace & Defense — 0.2%
1,809,000	Hawker Beechcraft Acquisition Co., Senior Notes, 8.875% due 4/1/15(f)	768,825

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	15

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
	Airlines — 0.2%
	Continental Airlines Inc., Pass-Through Certificates:
85,882	8.312% due 4/2/11	$70,423
380,000	7.339% due 4/19/14	273,600
800,000	DAE Aviation Holdings Inc., Senior Notes, 11.250% due 8/1/15(b)	468,000
	Total Airlines	812,023
	Building Products — 0.3%
1,110,000	Associated Materials Inc., Senior Subordinated Notes, 9.750% due 4/15/12	976,800
1,790,000	NTK Holdings Inc., Senior Discount Notes, step bond to yield 21.028% due 3/1/14	152,150
	Total Building Products	1,128,950
	Commercial Services & Supplies — 0.5%
220,000	Allied Waste North America Inc., Senior Notes, 6.875% due 6/1/17	218,128
275,000	DynCorp International LLC/DIV Capital Corp., Senior Subordinated Notes, 9.500% due 2/15/13	265,375
400,000	Interface Inc., Senior Subordinated Notes, 9.500% due 2/1/14	370,000
440,000	RSC Equipment Rental Inc., Senior Notes, 9.500% due 12/1/14	355,300
790,000	US Investigations Services Inc., Senior Subordinated Notes, 10.500% due 11/1/15(b)	647,800
225,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	239,105
	Total Commercial Services & Supplies	2,095,708
	Road & Rail — 0.1%
90,000	Hertz Corp., Senior Subordinated Notes, 10.500% due 1/1/16	80,550
50,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13	43,250
100,000	RailAmerica Inc., Senior Secured Notes, 9.250% due 7/1/17(b)	97,000
	Total Road & Rail	220,800
	Trading Companies & Distributors — 0.3%
800,000	Ashtead Capital Inc., Notes, 9.000% due 8/15/16(b)	682,000
440,000	H&E Equipment Services Inc., Senior Notes, 8.375% due 7/15/16	355,300
650,000	Penhall International Corp., Senior Secured Notes, 12.000% due 8/1/14(b)(e)	237,250
	Total Trading Companies & Distributors	1,274,550
	Transportation Infrastructure — 0.1%
	Swift Transportation Co., Senior Secured Notes:
110,000	8.633% due 5/15/15(b)(d)	36,850
445,000	12.500% due 5/15/17(b)	157,975
	Total Transportation Infrastructure	194,825
	TOTAL INDUSTRIALS	6,495,681

See Notes to Financial Statements.

16	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
INFORMATION TECHNOLOGY — 0.2%
	IT Services — 0.1%
170,000	Ceridian Corp., Senior Notes, 12.250% due 11/15/15(f)	$123,463
360,000	First Data Corp., Senior Notes, 9.875% due 9/24/15	257,400
	Total IT Services	380,863
	Office Electronics — 0.1%
290,000	Xerox Corp., Senior Notes, 6.750% due 2/1/17	264,280
	Semiconductors & Semiconductor Equipment — 0.0%
35,000	Freescale Semiconductor Inc., Senior Notes, 8.875% due 12/15/14	17,850
	TOTAL INFORMATION TECHNOLOGY	662,993
MATERIALS — 1.6%
	Chemicals — 0.1%
	Georgia Gulf Corp., Senior Notes:
90,000	9.500% due 10/15/14(e)(g)	27,450
515,000	10.750% due 10/15/16(e)(g)	54,075
360,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	383,365
	Total Chemicals	464,890
	Metals & Mining — 0.9%
170,876	Noranda Aluminium Acquisition Corp., Senior Notes, 5.413% due 5/15/15(d)(f)	95,050
1,940,000	Novelis Inc., Senior Notes, 7.250% due 2/15/15	1,484,100
700,000	Ryerson Inc., Senior Secured Notes, 12.000% due 11/1/15	574,000
	Steel Dynamics Inc., Senior Notes:
100,000	7.375% due 11/1/12	95,250
785,000	8.250% due 4/15/16(b)	743,787
	Teck Resources Ltd., Senior Secured Notes:
110,000	9.750% due 5/15/14(b)	113,959
100,000	10.250% due 5/15/16(b)	104,879
190,000	10.750% due 5/15/19(b)	204,565
156,000	Vale Overseas Ltd., Notes, 6.875% due 11/21/36	148,513
	Total Metals & Mining	3,564,103
	Paper & Forest Products — 0.6%
1,640,000	Abitibi-Consolidated Co. of Canada, Senior Secured Notes, 13.750% due 4/1/11(b)(g)	1,517,000
1,185,000	Appleton Papers Inc., Senior Subordinated Notes, 9.750% due 6/15/14(e)	408,825
435,000	NewPage Corp., Senior Secured Notes, 7.278% due 5/1/12(d)	215,325
150,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	150,145
	Total Paper & Forest Products	2,291,295
	TOTAL MATERIALS	6,320,288

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	17

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†	SECURITY	VALUE
TELECOMMUNICATION SERVICES — 2.7%
	Diversified Telecommunication Services — 2.4%
	AT&T Inc.:
630,000	Global Notes, 5.600% due 5/15/18	$634,498
1,210,000	Senior Notes, 6.400% due 5/15/38	1,188,323
460,000	British Telecommunications PLC, Bonds, 9.625% due 12/15/30	511,205
600,000	Deutsche Telekom International Finance, Senior Notes, 5.750% due 3/23/16	615,168
730,000	Embarq Corp., Senior Notes, 6.738% due 6/1/13	737,517
660,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15(e)(g)	66
680,000	Intelsat Bermuda Ltd., Senior Notes, 11.250% due 6/15/16	697,000
	Level 3 Financing Inc., Senior Notes:
795,000	9.250% due 11/1/14	655,875
30,000	5.474% due 2/15/15(d)	20,550
1,095,000	Nordic Telephone Co. Holdings, Senior Secured Bonds, 8.875% due 5/1/16(b)	1,062,150
100,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	96,660
790,000	Telefonica Emisones SAU, Senior Notes, 6.221% due 7/3/17	837,110
	Verizon Communications Inc., Senior Notes:
660,000	5.500% due 2/15/18	656,565
730,000	6.400% due 2/15/38	716,974
300,000	Wind Acquisition Finance SA, Senior Bonds, 10.750% due 12/1/15(b)	301,500
500,000	Windstream Corp., Senior Notes, 8.625% due 8/1/16	481,250
	Total Diversified Telecommunication Services	9,212,411
	Wireless Telecommunication Services — 0.3%
420,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17(b)(f)	501,078
25,000	MetroPCS Wireless Inc., Senior Notes, 9.250% due 11/1/14	24,969
330,000	Sprint Capital Corp., Senior Notes, 6.875% due 11/15/28	235,950
780,000	True Move Co., Ltd., Notes, 10.750% due 12/16/13(b)	600,600
	Total Wireless Telecommunication Services	1,362,597
	TOTAL TELECOMMUNICATION SERVICES	10,575,008
UTILITIES — 2.4%
	Electric Utilities — 0.3%
365,000	FirstEnergy Corp., Notes, 7.375% due 11/15/31	345,419
	Pacific Gas & Electric Co.:
320,000	Senior Notes, 5.625% due 11/30/17	339,283
230,000	Senior Unsubordinated Notes, 5.800% due 3/1/37	231,945
707,688	Texas Competitive Electric Holdings Co. LLC, Senior Notes, 10.500% due 11/1/16(f)	329,075
	Total Electric Utilities	1,245,722

See Notes to Financial Statements.

18	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

FACE AMOUNT†		SECURITY	VALUE
		Gas Utilities — 0.2%
770,000		Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes, 6.875% due 12/15/13	$712,250
		Independent Power Producers & Energy Traders — 1.9%
720,000		AES Corp., Senior Notes, 7.750% due 10/15/15	673,200
490,000		Dynegy Holdings Inc., Senior Notes, 7.750% due 6/1/19	384,037
990,000		Dynegy Inc., Bonds, 7.670% due 11/8/16	868,725
		Edison Mission Energy, Senior Notes:
480,000		7.750% due 6/15/16	393,600
350,000		7.200% due 5/15/19	262,500
750,000		7.625% due 5/15/27	483,750
4,155,200		Energy Future Holdings Corp., Senior Notes, 11.250% due 11/1/17(f)	2,555,448
720,978		Mirant Mid Atlantic LLC, Pass-Through Certificates, 10.060% due 12/30/28	693,040
1,105,000		NRG Energy Inc., Senior Notes, 7.375% due 2/1/16	1,048,369
		Total Independent Power Producers & Energy Traders	7,362,669
		TOTAL UTILITIES	9,320,641
		TOTAL CORPORATE BONDS & NOTES (Cost — $118,579,480)	91,336,249
SOVEREIGN BONDS — 0.0%
		Argentina — 0.0%
22,931	ARS	Republic of Argentina, GDP Linked Securities, 1.384% due 12/15/35(d) (Cost — $266)	260
U.S. GOVERNMENT & AGENCY OBLIGATIONS — 4.0%
		U.S. Government Agencies — 1.3%
		Federal Home Loan Bank (FHLB):
3,000,000		1.050% due 2/23/10	3,012,507
1,770,000		Bonds, 1.625% due 7/27/11	1,780,643
100,000		Global Bonds, 5.500% due 7/15/36	102,339
110,000		Federal National Mortgage Association (FNMA), Subordinated Notes, 5.250% due 8/1/12(c)	114,382
		Total U.S. Government Agencies	5,009,871
		U.S. Government Obligations — 2.7%
10,500,000		U.S. Treasury Notes, 2.250% due 5/31/14	10,362,167
		TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost — $15,471,226)	15,372,038
U.S. TREASURY INFLATION PROTECTED SECURITIES — 0.7%
		U.S. Treasury Bonds, Inflation Indexed:
816,460		2.000% due 1/15/26	801,152
1,998,316		2.375% due 1/15/27(i)	2,073,252
		TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost — $2,758,529)	2,874,404

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	19

Schedule of investments (unaudited) continued

June 30, 2009

LMP CAPITAL AND INCOME FUND INC.

WARRANTS	SECURITY	VALUE
WARRANTS — 0.0%
215	Buffets Restaurant Holdings, Expires 4/28/14(a)(e)* (Cost — $0)	$ 0
CONTRACTS
PURCHASED OPTIONS — 1.1%
551	S&P 500 Index, Put @ $800.00, Expires 12/19/09	1,653,000
551	S&P 500 Index, Put @ $850.00, Expires 12/19/09	2,507,050
	TOTAL PURCHASED OPTIONS (Cost — $4,730,886)	4,160,050
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $468,520,956)	379,066,705
FACE AMOUNT†
SHORT-TERM INVESTMENTS‡ — 2.7%
	U.S. Government Obligation — 1.0%
3,800,000	U.S. Treasury Bills, 0.267% due 11/12/09(j) (Cost — $3,796,231)	3,796,747
	Repurchase Agreements — 1.7%
3,557,000	Interest in $489,946,000 joint tri-party repurchase agreement dated 6/30/09 with Greenwich Capital Markets Inc., 0.080% due 7/1/09; Proceeds at maturity — $3,557,008; (Fully collateralized by various U.S. government agency obligations, 1.750% to 6.625% due 8/18/09 to 2/20/29; Market value — $3,628,159)	3,557,000
3,337,000	Morgan Stanley tri-party repurchase agreement dated 6/30/09, 0.030% due 7/1/09; Proceeds at maturity — $3,337,003; (Fully collateralized by U.S. government agency obligations, 3.000% due 4/21/14; Market value — $3,445,084)	3,337,000
	Total Repurchase Agreements (Cost — $6,894,000)	6,894,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $10,690,231)	10,690,747
	TOTAL INVESTMENTS — 100.0% (Cost — $479,211,187#)	$389,757,452

†	Face amount denominated in U.S. dollars, unless otherwise noted.
‡	Under the Statement of Financial Accounting Standards No. 157 (“FAS 157”), all securities are deemed Level 2. Please refer to Note 1 of the Notes to Financial Statements.
*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatorship.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2009.
(e)	Illiquid security.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is currently in default.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(j)	Rate shown represents yield-to-maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Financial Statements.

20	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LMP CAPITAL AND INCOME FUND INC.

Abbreviations used in this schedule:

ADR	–	American Depositary Receipt
ARM	–	Adjustable Rate Mortgage
ARS	–	Argentine Peso
GDP	–	Gross Domestic Product
GMAC	–	General Motors Acceptance Corp.
GSAMP	–	Goldman Sachs Alternative Mortgage Products
MASTR	–	Mortgage Asset Securitization Transactions Inc.
MLCC	–	Merrill Lynch Credit Corporation
PAC	–	Planned Amortization Class

SCHEDULE OF WRITTEN OPTIONS

CONTRACTS	SECURITY	EXPIRATION DATE	STRIKE PRICE	VALUE
116	Air Products & Chemicals Inc., Call	1/16/10	$ 55.00	$ 143,840
120	Alcon Inc., Call	1/16/10	100.00	246,600
1,036	American Tower Corp., Call	1/16/10	30.00	433,048
900	Charles Schwab Corp., Call	1/16/10	17.50	182,250
885	Commercial Metals Co., Call	1/16/10	15.00	283,200
294	Devon Energy Corp., Call	1/16/10	50.00	264,600
2,233	EMC Corp., Call	1/16/10	12.50	393,008
10	Eurodollar Futures, Call	9/14/09	99.25	3,875
1,534	Invesco Ltd., Call	10/17/09	17.50	322,140
195	Johnson & Johnson, Call	10/16/10	50.00	144,300
656	Kraft Foods Inc., Call	1/16/10	25.00	118,080
185	L-3 Communications Holdings Corp., Call	1/16/10	70.00	92,870
174	L-3 Communications Holdings Corp., Call	1/16/10	60.00	200,100
590	Novartis AG, Call	1/16/10	40.00	206,500
988	Oracle Corp., Call	1/16/10	17.50	463,372
1,080	Travelers Cos. Inc., Call	1/16/10	40.00	469,800
378	United Technologies Corp., Call	1/16/10	45.00	330,750
1,190	Walt Disney Co., Call	1/16/10	17.50	761,600
	TOTAL WRITTEN OPTIONS (Premium Received — $5,923,926)			$5,059,933

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	21

Statement of assets and liabilities (unaudited)

June 30, 2009

ASSETS:
Investments, at value (Cost — $479,211,187)	$ 389,757,452
Foreign currency, at value (Cost — $71,307)	76,877
Cash	56,244
Dividends and interest receivable	2,846,978
Receivable for securities sold	520,885
Receivable for open forward currency contracts	413,878
Cash deposits with brokers for open futures contracts	45,029
Prepaid expenses	129,715
Total Assets	393,847,058
LIABILITIES:
Loan payable (Note 5)	60,000,000
Written options, at value (premium received $5,923,926)	5,059,933
Payable for securities purchased	2,513,732
Payable for open forward currency contracts	446,552
Investment management fee payable	271,719
Interest payable (Note 5)	35,318
Payable to broker — variation margin on open futures contracts	26,238
Directors’ fees payable	25,777
Accrued expenses and other liabilities	166,512
Total Liabilities	68,545,781
Total Net Assets	$ 325,301,277
NET ASSETS:
Par value ($0.001 par value; 29,964,106 shares issued and outstanding; 100,000,000 shares authorized)	$ 29,964
Paid-in capital in excess of par value	559,713,252
Undistributed net investment income	4,033,434
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(149,701,399)
Net unrealized depreciation on investments, futures contracts, written options and foreign currencies	(88,773,974)
TOTAL NET ASSETS	$ 325,301,277
Shares Outstanding	29,964,106
Net Asset Value	$10.86

See Notes to Financial Statements.

22	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended June 30, 2009

INVESTMENT INCOME:
Interest	$ 6,662,084
Dividends	2,928,825
Less: Foreign taxes withheld	(109,193)
Total Investment Income	9,481,716
EXPENSES:
Investment management fee (Note 2)	1,573,505
Interest expense (Note 5)	528,640
Commitment fees (Note 5)	175,167
Shareholder reports	76,946
Directors’ fees	48,100
Legal fees	44,552
Audit and tax	39,548
Stock exchange listing fees	10,950
Transfer agent fees	9,043
Custody fees	5,064
Insurance	5,036
Miscellaneous expenses	4,014
Total Expenses	2,520,565
NET INVESTMENT INCOME	6,961,151
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	(62,778,421)
Futures contracts	1,084,439
Written options	(3,525,663)
Swap contracts	66,159
Foreign currency transactions	(350,078)
Net Realized Loss	(65,503,564)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	90,767,330
Futures contracts	(1,583,272)
Written options	936,751
Swap contracts	(69,545)
Foreign currencies	(89,287)
Change in Net Unrealized Appreciation/Depreciation	89,961,977
NET GAIN ON INVESTMENTS, FUTURES CONTRACTS, WRITTEN OPTIONS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS	24,458,413
INCREASE IN NET ASSETS FROM OPERATIONS	$ 31,419,564

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	23

Statements of changes in net assets

FOR THE SIX MONTHS ENDED JUNE 30, 2009 (unaudited), THE PERIOD ENDED DECEMBER 31, 2008 AND THE YEAR ENDED OCTOBER 31, 2008	2009	December 31, 2008†	October 31, 2008
OPERATIONS:
Net investment income	$ 6,961,151	$ 3,329,527	$ 9,286,030
Net realized loss	(65,503,564)	(26,363,732)	(56,809,985)
Change in net unrealized appreciation/depreciation	89,961,977	(2,491,378)	(208,463,473)
Increase (Decrease) in Net Assets From Operations	31,419,564	(25,525,583)	(255,987,428)
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,790,667)	(8,389,950)	(6,133,652)
Net realized gains	—	—	(90,051,127)
Decrease in Net Assets From Distributions to Shareholders	(7,790,667)	(8,389,950)	(96,184,779)
INCREASE (DECREASE) IN NET ASSETS	23,628,897	(33,915,533)	(352,172,207)
NET ASSETS:
Beginning of period	301,672,380	335,587,913	687,760,120
End of period*	$325,301,277	$301,672,380	$ 335,587,913
* Includes undistributed net investment income of:	$4,033,434	$4,862,950	$9,656,195

†  For the period November 1, 2008 through December 31, 2008.

See Notes to Financial Statements.

24	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

Statement of cash flows (unaudited)

For the Six Months Ended June 30, 2009

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Interest and dividends received	$ 10,032,445
Operating expenses paid	(1,925,278)
Interest paid	(575,041)
Net sales and maturities of short-term investments	37,067,041
Realized gain on futures contracts	1,084,439
Realized loss on options	(6,229,357)
Realized gain on swap contracts	66,159
Realized loss on foreign currency transactions	(350,078)
Net change in unrealized depreciation on futures contracts	(1,583,272)
Net change in unrealized depreciation on foreign currencies	(89,287)
Purchases of long-term investments	(173,536,997)
Proceeds from disposition of long-term investments	176,734,745
Premium for written options	5,923,926
Change in payable to broker — variation margin	4,221
Change in receivable/payable for open forward currency contracts	94,746
Change in interest payable for open swap contracts	(2,997)
Net Cash Provided By Operating Activities	46,715,415
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
Cash distributions paid on Common Stock	(7,790,667)
Paydown on loan	(40,000,000)
Cash deposits with brokers for futures and swap contracts	199,702
Net Cash Used By Financing Activities	(47,590,965)
NET DECREASE IN CASH	(875,550)
Cash, Beginning of year	1,008,671
Cash, End of year	$ 133,121
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
Increase in Net Assets From Operations	$ 31,419,564
Accretion of discount on investments	(785,468)
Amortization of premium on investments	116,555
Decrease in investments, at value	7,665,196
Increase in payable for securities purchased	1,519,631
Decrease in interest and dividends receivable	1,219,642
Increase in premium for written options	5,903,759
Decrease in premium for written swaps	1,648
Decrease in interest payable for open swap contracts	(2,997)
Increase in receivable for securities sold	(461,328)
Increase in payable for open forward currency contracts	94,746
Increase in payable to broker — variation margin	4,221
Decrease in prepaid expenses	116,272
Decrease in interest payable	(46,401)
Decrease in accrued expenses	(49,625)
Total Adjustments	15,295,851
NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES	$ 46,715,415

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	25

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED DECEMBER 31, UNLESS OTHERWISE NOTED:

	2009[1]	2008[2,3]	2008[2]†	2007[2]†	2006[2]†	2005[2]†	2004[2,4]
NET ASSET VALUE, BEGINNING OF PERIOD	$10.07	$11.20	$22.95	$21.15	$19.69	$18.64	$19.06 [5]
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.23	0.11	0.31	0.13	0.48	0.69	0.37
Net realized and unrealized gain (loss)	0.82	(0.96)	(8.85)	3.22	2.18	1.52	(0.19)
Total income (Loss) from operations	1.05	(0.85)	(8.54)	3.35	2.66	2.21	0.18
Gain from Repurchase of Treasury Stock	—	—	—	—	—	0.04	—
LESS DISTRIBUTIONS FROM:
Net investment income	(0.26)	(0.28)	(0.20)	(0.01)	(0.55)	(0.98)	(0.40)
Net realized gains	—	—	(3.01)	(1.54)	(0.65)	(0.22)	—
Return of capital	—	—	—	—	—	—	(0.20)
Total Distributions	(0.26)	(0.28)	(3.21)	(1.55)	(1.20)	(1.20)	(0.60)
NET ASSET VALUE, END OF PERIOD	$10.86	$10.07	$11.20	$22.95	$21.15	$19.69	$18.64
MARKET PRICE, END OF PERIOD	$8.60	$7.73	$9.07	$19.88	$18.19	$17.19	$17.24
Total return, based on NAV[6,7]	10.68%	(7.43)%	(42.09)%	16.32%	13.89%	12.34%	1.06%
Total return, based on Market Price Per Share[7]	15.01%	(11.44)%	(44.95)%	18.22%	13.24%	6.85%	(10.74)%
NET ASSETS, END OF PERIOD (000s)	$325,301	$301,672	$335,588	$687,760	$633,888	$637,654	$614,324
RATIOS TO AVERAGE NET ASSETS:
Gross expenses	1.69%[8]	3.10%[8]	2.72%	3.03%[9]	3.13%	2.45%	1.54%[8]
Gross expenses, excluding interest and dividend expense	1.34 [8]	1.70 [8]	1.46	1.42 [9]	1.33	1.23	1.15 [8]
Net expenses	1.69 [8]	3.10 [8]	2.72 [10]	3.03 [9,11]	3.13 [11]	2.45	1.54 [8]
Net expenses, excluding interest and dividend expense	1.34 [8]	1.70 [8]	1.46 [10]	1.42 [9,11]	1.33 [11]	1.23	1.15 [8]
Net investment income	4.67 [8]	6.74 [8]	1.73	0.60	2.33	3.55	2.97 [8]
PORTFOLIO TURNOVER RATE	50%	8%	169%[12]	180%	193%	64%	39%
SUPPLEMENTAL DATA:
Loans Outstanding, End of Period (000s)	$60,000	$100,000	$145,000	$170,000	$220,000	$220,000	$220,000
Asset Coverage for Loan Outstanding	642%	402%	331%	505%	388%	390%	379%
Weighted Average Loan (000s)	$72,486	$123,361	$168,497	$181,370	$220,000	$220,000	$105,783
Weighted Average Interest Rate on Loans	1.46%	3.35%	3.89%	5.67%	5.26%	3.54%	2.22%

1	For the six months ended June 30, 2009 (unaudited).
2	Per share amounts have been calculated using the average shares method.
3	For the period November 1, 2008 through December 31, 2008.

See Notes to Financial Statements.

26	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

4	For the period February 24, 2004 (inception date) through October 31, 2004.
5	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
6

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8	Annualized.
9

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would not have changed.

10	The impact to the expense ratio was less than 0.01% as a result of fees paid indirectly.
11	Reflects fee waivers and/or expense reimbursements.
12	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 177% for the year ended October 31, 2008.
†	For the year ended October 31.

See Notes to Financial Statements.

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	27

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

LMP Capital and Income Fund Inc. (the “Fund”) was incorporated in Maryland on November 12, 2003 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s investment objective is total return with an emphasis on income. The Fund pursues its investment objective by investing at least 80% of its assets in a broad range of equity and fixed income securities of both U.S. and foreign issuers.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through August 24, 2009, the issuance date of the financial statements.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may also be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American depository receipts (ADRs) and futures contracts. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs

28	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•                  Level 1 — quoted prices in active markets for identical investments

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks:
Consumer discretionary	$ 10,729,056	$ 4,084,632	$ 438	$ 14,814,126
Consumer staples	28,852,042	—	—	28,852,042
Energy	35,973,765	—	—	35,973,765
Financials	40,925,165	—	—	40,925,165
Health care	24,201,808	—	—	24,201,808
Industrials	30,086,229	—	—	30,086,229
Information technology	36,184,250	—	—	36,184,250
Materials	16,375,031	—	—	16,375,031
Telecommunication services	7,094,880	—	—	7,094,880
Convertible preferred stocks:
Energy	—	2,480,800	—	2,480,800
Materials	—	4,073,405	—	4,073,405
Preferred stocks	55,775	347,971	—	403,746
Asset-backed securities	—	4,326,077	—	4,326,077
Collateralized mortgage obligations	—	7,835,862	—	7,835,862
Collateralized senior loans	—	10,376,677	—	10,376,677
Convertible bond & note	—	1,319,841	—	1,319,841
Corporate bonds & notes	—	91,283,599	52,650	91,336,249
Sovereign bond	—	260	—	260
U.S. government & agency obligations	—	15,372,038	—	15,372,038
U.S. treasury inflation protected securities	—	2,874,404	—	2,874,404

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	29

Notes to financial statements (unaudited) continued

	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Warrants	—	—	$ 0	$ 0
Purchased options	$ 4,160,050	—	—	4,160,050
Total long-term investments	234,638,051	$144,375,566	53,088	379,066,705
Short-term investments†:
U.S. government obligation	—	3,796,747	—	3,796,747
Repurchase agreements	—	6,894,000	—	6,894,000
Total short-term investments†	—	10,690,747	—	10,690,747
Total investments	234,638,051	155,066,313	53,088	389,757,452
Other financial instruments:
Written options	(5,059,933)	—	—	(5,059,933)
Futures contracts	(157,128)	—	—	(157,128)
Forward currency contracts	—	(32,674)	—	(32,674)
Total Other financial instruments	(5,217,061)	(32,674)	—	(5,249,735)
Total	$229,420,990	$155,033,639	$53,088	$384,507,717

† See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	COMMON STOCKS CONSUMER DISCRETIONARY	WARRANTS	CORPORATE BONDS AND NOTES	TOTAL
Balance as of December 31, 2008	$ 1	$ 0	$ 70,716	$ 70,717
Accrued premiums/discounts	—	—	4,086	4,086
Realized gain (loss)[1]	(498,745)	—	62	(498,683)
Change in unrealized appreciation (depreciation)[2]	244,347	—	3,966	248,313
Net purchases (sales)	254,835	—	44,243	299,078
Transfers in and/or out of Level 3	—	—	(70,423)	(70,423)
Balance as of June 30, 2009	$ 438	$ 0	$ 52,650	$ 53,088
Net unrealized appreciation (depreciation) for investments in securities still held at June 30, 2009[2]	$(254,145)	$ 0	$ (3,922)	$(258,067)

1       This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

2       This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

30	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

(b) Repurchase agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	31

Notes to financial statements (unaudited) continued

daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(f) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

32	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. A

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	33

Notes to financial statements (unaudited) continued

liquidation payment received or made at the termination of the swap is recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as realized gain or loss at the time of receipt of payment on the Statement of Operations.

The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The net periodic payments received or paid on interest rate swap agreements are recognized as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recognized as a realized gain or loss in the Statement of Operations. The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/ (depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s

34	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified in the Statement of Assets and Liabilities. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

(h) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Mortgage dollar rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the TBA market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	35

Notes to financial statements (unaudited) continued

based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Credit and market risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

36	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, for the fiscal year 2009, the Fund will seek to maintain a consistent quarterly distribution level stated as a fixed percentage of its December 31, 2008 net asset value per share. Under the Fund’s Managed Distribution Policy, if, for any quarterly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) Fees paid indirectly. The Fund’s custody fees are reduced according to a fee arrangement, which provides for a reduction based on the level of cash deposited with the custodian by the Fund. The amount is shown as a reduction of expenses on the Statement of Operations. Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense in the Statement of Operations.

(p) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. However due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The fund does not anticipate being subject to an excise tax for calendar year 2009.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	37

Notes to financial statements (unaudited) continued

for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(q) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. ClearBridge Advisors, LLC (“ClearBridge”), Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, ClearBridge, Western Asset and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.85% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund. ClearBridge provides investment advisory services to the Fund by both determining the allocation of the Fund’s assets between equity and fixed-income investments and performing day-to-day management of the Fund’s investments in equity securities. Western Asset provides advisory services to the Fund by performing the day-to-day management of the Fund’s fixed-income investments. For its services, LMPFA pays the subadvisers 70% of the net management fee it receives from the Fund. This fee will be divided on a pro rata basis, based on assets allocated to each subadviser, from time to time.

Western Asset Limited provides certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities. Western Asset Limited does not receive any compensation from the Fund. In turn, Western Asset pays Western Asset Limited a subadvisory fee of 0.30% on the assets managed by Western Asset Limited.

During periods in which the Fund is utilizing leverage, the fees which are payable to LMPFA as a percentage of the Fund’s net assets will be higher then if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s net assets, including those investments purchased with leverage.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

38	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

3. Investments

During the six months ended June 30, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	INVESTMENTS	U.S. GOVERNMENT & AGENCY OBLIGATIONS
Purchases	$159,577,269	$15,479,359
Sales	175,852,264	1,881,886

At June 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 12,641,765
Gross unrealized depreciation	(102,095,500)
Net unrealized depreciation	$ (89,453,735)

During the six months ended June 30, 2009, written option transactions for the Fund were as follows:

	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Written options, outstanding December 31, 2008	28	$ 20,167
Options written	33,268	16,044,780
Options closed	(20,718)	(10,124,984)
Options expired	(14)	(16,037)
Written options, outstanding June 30, 2009	12,564	$ 5,923,926

At June 30, 2009, the Fund had the following open forward foreign currency contracts:

	LOCAL	MARKET	SETTLEMENT	UNREALIZED
FOREIGN CURRENCY	CURRENCY	VALUE	DATE	GAIN (LOSS)
Contracts to Buy:
British Pound	110,000	$ 180,890	8/19/09	$ 20,540
British Pound	650,000	1,068,897	8/19/09	113,137
Euro	1,451,255	2,035,548	8/19/09	146,870
Euro	1,360,000	1,907,552	8/19/09	115,480
Japanese Yen	72,660,000	754,544	8/19/09	17,851
				413,878

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	39

Notes to financial statements (unaudited) continued

FOREIGN CURRENCY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Sell:
British Pound	808,000	$1,328,722	8/19/09	$(113,975)
Euro	2,830,000	3,969,391	8/19/09	(210,585)
Japanese Yen	72,350,000	751,324	8/19/09	(1,855)
British Pound	2,450,000	4,028,745	9/10/09	(120,137)
				(446,552)
Net unrealized loss on open forward foreign currency contracts				$ (32,674)

At June 30, 2009, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90 Day Eurodollar	40	9/09	$ 9,876,786	$ 9,933,000	$ 56,214
90 Day Eurodollar	8	3/10	1,972,586	1,976,500	3,914
90 Day Eurodollar	10	6/10	2,469,795	2,461,375	(8,420)
90 Day Eurodollar	24	9/10	5,895,408	5,884,800	(10,608)
U.S. Treasury 5-Year Notes	96	9/09	11,172,604	11,013,000	(159,604)
U.S. Treasury 10-Year Notes	20	9/09	2,355,973	2,325,312	(30,661)
U.S. Treasury 30-Year Bonds	4	9/09	481,401	473,438	(7,963)
Net unrealized loss on open futures contracts					$(157,128)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at June 30, 2009.

ASSET DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	FOREIGN EXCHANGE CONTRACTS RISK[2]	OTHER CONTRACTS RISK[2]	TOTAL
Futures contracts[3]	$60,128	—	—	$ 60,128
Forward foreign currency contracts	—	$413,878	—	413,878
Total	$60,128	$413,878	—	$474,006

1  Balance sheet location: Receivables, Net Assets — Unrealized appreciation (depreciation)

2  Balance sheet location: Receivables

3  Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

40	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

LIABILITY DERIVATIVES
	INTEREST RATE CONTRACTS RISK[1]	FOREIGN EXCHANGE CONTRACTS RISK[2]	EQUITY CONTRACTS RISK[1]	OTHER CONTRACTS RISK	TOTAL
Written options	$ 3,875	—	$5,056,058	—	$5,059,933
Futures contracts[3]	217,256	—	—	—	217,256
Forward foreign currency contracts	—	$446,552	—	—	446,552
Total	$221,131	$446,552	$5,056,058	—	$5,723,741

1  Balance sheet location: Payables, Net Assets — Unrealized appreciation (depreciation)

2  Balance sheet location: Payables

3  Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended June 30, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$ 20,167	—	—	$(3,545,830)	—	$(3,525,663)
Futures contracts	1,084,439	—	—	—	—	1,084,439
Swap contracts	93,516	—	$(27,357)	—	—	66,159
Forward foreign currency contracts	—	$(354,419)	—	—	—	(354,419)
Total	$1,198,122	$(354,419)	$(27,357)	$(3,545,830)	—	$(2,729,484)

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED
	INTEREST RATE CONTRACTS RISK	FOREIGN EXCHANGE CONTRACTS RISK	CREDIT CONTRACTS RISK	EQUITY CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Written options	$ 71,588	—	—	$865,163	—	$ 936,751
Futures contracts	(1,583,272)	—	—	—	—	(1,583,272)
Swap contracts	(88,488)	—	$18,943	—	—	(69,545)
Forward foreign currency contracts	—	$(94,746)	—	—	—	(94,746)
Total	$(1,600,172)	$(94,746)	$18,943	$865,163	—	$ (810,812)

LMP Capital and Income Fund Inc. 2009 Semi-Annual Report	41

Notes to financial statements (unaudited) continued

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $125,000,000. Unless renewed, this agreement terminates on December 16, 2009. The Fund pays a quarterly facility fee at an annual rate of 0.20%, on the unutilized portion of the loan. The interest on the loan is calculated at a variable rate based on the LIBOR, Fed Funds or Prime Rates plus any applicable margin. Interest expense related to the loan for the period ended June 30, 2009 was $528,640. For the period ended June 30, 2009, the Fund incurred a commitment fee in the amount of $175,167. At June 30, 2009 the Fund had $60,000,000 of borrowings outstanding per this credit agreement.

6. Capital shares

On November 20, 2006, the Fund’s Board authorized the Fund to repurchase from time to time in the open market up to 1,000,000 shares of the Fund’s common stock (the “Program”). The Board of Directors directed the management of the Fund to repurchase shares of the Fund’s common stock at such times and in such amounts as management believes will enhance shareholder value, subject to review by the Fund’s Board of Directors. As of June 30, 2009, no shares of common stock have been repurchased under this program.

7. Capital loss carryforward

As of December 31, 2008, the Fund had a net capital loss carryforward of approximately $79,467,854, of which $51,940,897 expires in 2015 and $27,526,957 expires in 2016. These amounts will be available to offset any future taxable capital gains.

8. Distributions subsequent to June 30, 2009

On August 13, 2009, the Fund’s Board declared a dividend in the amount of $0.13 per share, payable September 25, 2009 to shareholders of record on September 18, 2009.

42	LMP Capital and Income Fund Inc. 2009 Semi-Annual Report

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash, all distributions, on your Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for the Common Shareholders (the “Plan Agent”), in additional Common Shares under the Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company as dividend paying agent.

If you participate in the Plan, the number of Common Shares you will receive will be determined as follows:

(1) If the market price of the Common Shares on the record date (or, if the record date is not a New York Stock Exchange trading day, the immediately preceding trading day) for determining shareholders eligible to receive the relevant distribution (the “determination date”) is equal to or exceeds the net asset value per share of the Common Shares, the Fund will issue new Common Shares at a price equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the market price per share of the Common Shares on the determination date.

(2) If the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the determination date, the Plan Agent will receive the distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the distribution payment date, or (b) the record date for the next succeeding distribution to be made to the Common Shareholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds the net asset value per share of the Common Shares at the close of trading on the Exchange on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

The Plan Agent maintains all participants’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certified form. Any proxy you receive will include all Common Shares you have received under the Plan.

You may withdraw from the Plan by notifying the Plan Agent in writing at 59 Maiden Lane, New York, New York 10038. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such

LMP Capital and Income Fund Inc.	43

withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares. The Plan may be terminated by the Fund upon notice in writing mailed to Common Shareholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional Common Shares, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Shares over time.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

44	LMP Capital and Income Fund Inc.

LMP Capital and Income Fund Inc.

Directors	LMP Capital and Income Fund Inc.
Carol L. Colman	55 Water Street
Daniel P. Cronin	New York, New York 10041
Paolo M. Cucchi
Leslie H. Gelb	Investment manager
R. Jay Gerken, CFA	Legg Mason Partners Fund Advisor, LLC
Chairman
William R. Hutchinson
Riordan Roett	Subadvisers
Jeswald W. Salacuse	ClearBridge Advisors, LLC

Officers	Western Asset Management Company
R. Jay Gerken, CFA
President and Chief Executive Officer	Western Asset Management Company Limited

Kaprel Ozsolak
Chief Financial Officer and Treasurer	Custodian
State Street Bank and Trust Company
Ted P. Becker	1 Lincoln Street
Chief Compliance Officer	Boston, Massachusetts 02111

Robert I. Frenkel	Transfer agent
Secretary and Chief Legal Officer	American Stock Transfer & Trust Company
59 Maiden Lane
Thomas C. Mandia	New York, New York 10038
Assistant Secretary
Independent registered public accounting firm KPMG LLP
Albert Laskaj	345 Park Avenue
Controller	New York, New York 10154

Steven Frank	Legal counsel
Controller	Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017

New York Stock Exchange Symbol SCD

LMP Capital and Income Fund Inc.

LMP CAPITAL AND INCOME FUND INC.

55 Water Street
New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102. (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of LMP Capital and Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

FD04219 8/09 SR09-886

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)     Not applicable.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Capital and Income Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	September 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
LMP Capital and Income Fund Inc.

Date:	September 3, 2009

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer
LMP Capital and Income Fund Inc.

Date:	September 3, 2009